
THE MAIN
66

Fiscal Second Quarter 2025 Results Conference Call

January 23, 2025

DISCLAIMER

Forward-Looking Statements

This presentation contains "forward-looking statements"—that is, statements related to future events within the meaning of the Private Securities Litigation Reform Act of 1995. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. Forward-looking statements often address our expected future business, financial performance, financial condition and results of operations, often contain words such as "estimates," "targets," "anticipates," "hopes," "projects," "plans," "expects," "intends," "believes," "seeks," "may," "will," "see," "should" and similar expressions and the negative versions of those words, and may be identified by the context in which they are used.

Such statements, whether expressed or implied, are based upon current expectations of LSI and speak only as of the date made. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied. Forward-looking statements include statements that address activities, events or developments that LSI expects, believes or anticipates will or may occur in the future, such as earnings estimates (including projections and guidance) and other predictions of financial performance. Forward-looking statements are based on LSI's experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances and are subject to numerous risks and uncertainties, many of which are beyond LSI's control.

These risks and uncertainties include, but are not limited, to the following: the impact of competitive products and services; product and pricing demands, and market acceptance risks; LSI's reliance on third-party manufacturers and suppliers; substantial changes to the refueling and convenience store and grocery markets; LSI's stock price volatility; potential costs associated with litigation, other proceedings and regulatory compliance; LSI's ability to develop, produce and market quality products that meet customers' needs; LSI's ability to adequately protect intellectual property; information technology security threats and computer crime; reliance on customers and partner relationships; financial difficulties experienced by customers; the cyclical and seasonal nature of our business; the adequacy of reserves and allowances for doubtful accounts; the failure of investments, acquisitions or acquired companies to achieve their plans or objectives generally; unexpected difficulties in integrating acquired businesses; the inability to effectively execute our business strategies; the ability to retain key employees, including key employees of acquired businesses; labor shortages or an increase in labor costs; changes in product mix; unfavorable economic, political, and market conditions, including interest rate fluctuations and inflation; changes in U.S. trade policy; the results of asset impairment assessments; risks related to disruptions or reductions in business operations or prospects due to international conflicts and wars, pandemics, epidemics, widespread health emergencies, or outbreaks of infectious diseases; price increases of materials; significant shortages of materials; shortages in transportation; increases in fuel prices; sudden or unexpected changes in customer creditworthiness; not recognizing all revenue or not receiving all customer payments; write-offs or impairment of capitalized costs or intangible assets in the future or restructuring costs;; and the other risk factors LSI describes from time to time in SEC filings. There may be additional risks of which we are not presently aware or that we currently believe are immaterial which could have an adverse impact on our business.

You are cautioned to not place undue reliance on these forward-looking statements. LSI does not guarantee any forward-looking statement, and actual results may differ materially from those projected. LSI undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, circumstances or otherwise. Additional descriptions of risks, uncertainties and other matters can be found in our annual reports on Form 10-K and quarterly reports on Form 10-Q that we file with the SEC and are incorporated herein by reference. Our public communications and other reports may contain forward-looking projected financial information that is based on current estimates and forecasts. Actual results could differ materially.

KEY MESSAGES

Fiscal Second Quarter 2025 Results

Organic revenue growth +14% on broad-based demand across vertical markets, continued profitable growth

Q2FY25 Adj. EBITDA of $13.3 million, +20% y/y

Strength in Display Solutions net of transient softness in Lighting

Strength in grocery, c-store and QSR supported improved order rates, with backlog +12% y/y entering Q3FY25

Free cash flow of $8.8 million, +21% y/y drove net leverage to 0.6x, down from 1.3x following acquisition of EMI in April 2024

Strong commercial execution, improved organic revenue growth
Q2FY25 sales 36% above PY driven by strong performance in Refueling/C-Store, QSR, and JSI. Organic sales increased 14% due to continued strength in Refueling/C-Store/QSR and rebound in grocery.

Delivered sustained Adjusted EBITDA growth, continued focus on margin expansion
Delivered 20% y/y growth in Adjusted EBITDA; lower Lighting sales and EMI impacted margin realization in Q2FY25, as expected; EMI on pace to achieve margin targets through planned revenue and cost synergies.

Consistent free cash flow generation supports balance sheet optionality
Free cash flow increased 21% y/y in Q2FY25; TTM free cash flow generation of more than $41 million through the end of Q2FY25; prioritizing capital allocation toward debt reduction, organic growth and strategic investments.

Recovery in grocery vertical contributes to inflection in Display Solutions demand
Organic Display Solutions revenue increased 50% y/y in Q2FY25, driven by broad-based growth in refueling and c-store verticals, together with a recovery in grocery; Grocery vertical revenue increased +60% y/y in Q2FY25.

Solid quoting activity, backlog solid entering Q2FY25
Display Solutions expected to realize y/y growth in Q3FY25 driven by new and existing programs. Continuing to drive synergies with EMI. Lighting large project quote activity improving, orders expected to increase in FY25 2H.

Executing on *Fast Forward* value creation initiative
Business transformation continues to focus on organic & complementary inorganic growth; building a solutions-based growth platform; prioritizing investments in high-value, growing vertical markets; emphasis on profitable growth; disciplined, returns-driven capital management.

CONSOLIDATED FINANCIAL RESULTS

Integrated, Solutions-Based Offering Gaining Momentum in Targeted Vertical Markets

Vertical market strategy supports balanced organic growth

Display Solutions, generated more than 50% organic sales growth, supported by increased sales across product categories and vertical markets

Within Lighting, challenging prior-year comparisons, slower large project activity contributed to 10% y/y sales decline

Solid margin realization, but below PY, given less favorable sales mix, EMI impact

Total Net Sales ($M)



$109.0
$147.7
Q2FY24
Q2FY25

Operating Income ($M)



9.1%
7.9%
$7.8
$9.9
$8.5
$11.7
Q2FY24
Q2FY25
Reported Operating Income
Adjusted Operating Income
% Sales

Net Income ($M)



6.7%
5.4%
$5.9
$7.2
$5.6
$7.9
Q2FY24
Q2FY25
Reported Net Income
Adjusted Net Income
% Sales

Non-GAAP Adjusted EBITDA ($M)



10.1%
9.0%
$11.1
$13.3
Q2FY24
Q2FY25
% Sales

DISPLAY SOLUTIONS SEGMENT UPDATE

Year-Over-Year Growth Across Product Applications and Vertical Markets

- Display Solutions segment delivered 50% organic sales growth, supported by rebound in grocery, continued demand strength in refueling, c-store and QSR
- EMI continued solid performance contributing to total DS sales more than double PY
- Display Solutions segment orders +25% y/y in Q2FY25, driven by balanced growth across major verticals
- Grocery vertical sales growth +60% in Q2FY5 driven by new programs. Manufacturing team did an excellent job supporting the stair-step increase in demand



Display Solutions Segment Sales ($M)
$44.2
$89.5
Q2FY24
Q2FY25
Display Solutions Segment Adj. Gross Margin ($M)
20.1%
17.7%
$8.9
$15.9
Q2FY24
Q2FY25
% Sales
Display Solutions Segment Adj. Op. Income ($M)
9.5%
10.5%
$4.2
$9.4
Q2FY24
Q2FY25
% Sales
Display Solutions Segment Adjusted EBITDA ($M)
10.4%
11.4%
$4.6
$10.2
Q2FY24
Q2FY25
% Sales

LIGHTING SEGMENT UPDATE

Anticipate an Acceleration in Demand Entering 2H Fiscal 2025; Backlog +6% Versus PY

- Lighting segment sales down 10% y/y given challenging prior-year comparison
- Small project activity remains healthy, while large project activity requiring longer quote-to-conversion
- Successful market adoption of *V-LOCITY* series of area lights, the largest new program launch in eight years
- Project quote activity remains above PY levels, backlog 6% above PY entering Q3FY25. Expect order rates to accelerate in 2H FY25
- Business fundamental sound; pricing remains steady, material inputs modestly favorable, effective supply chain, high service levels

Lighting Segment Sales ($M)



$64.8
$58.2
Q2FY24
Q2FY25

Lighting Segment Adj. Gross Margin ($M)



35.0%
32.7%
$22.7
$19.0
Q2FY24
Q2FY25
% Sales

Lighting Segment Adj. Operating Income ($M)



14.5%
11.5%
$9.4
$6.7
Q2FY24
Q2FY25
% Sales

Lighting Segment Adjusted EBITDA ($M)



15.6%
12.7%
$10.1
$7.4
Q2FY24
Q2FY25
% Sales

STRONG CASH GENERATION, BALANCE SHEET DISCIPLINE

Allocating Free Cash Generation Toward Debt Reduction, High-Return Investments

Generated free cash flow of $8.8 million, +21% y/y; TTM free cash flow through Q2FY25 of more than $41 million

Reduced net debt by $7 million in Q2FY25, resulting in net leverage ratio of 0.6x at 12/31/24, down from 1.3x following the acquisition of EMI in April 2024

Anticipate continued growth free cash flow throughout FY25; prioritizing reinvestment in the core business, together with opportunistic acquisition of complementary assets that accelerate our *Fast Forward* strategy

Free Cash Flow ($M)[1]


$7.3
$11.2
$10.3
$11.1
$8.8
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25

TTM Free Cash Flow ($M)[1]


$43.8
$43.3
$38.0
$38.9
$41.4
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25

Net Debt Outstanding ($M)[2]


$18.9
Net Leverage 0.4x
$9.2
Net Leverage 0.2x
$50.1
Net Leverage 1.0x
EMI Acquisition
$40.7
Net Leverage 0.8x
$33.5
Net Leverage 0.6x
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25

(1) Free cash flow (FCF) defined as cash flow from operating activities less capital expenditures
(2) Net leverage defined as net debt divided by trailing 12-month Adjusted EBITDA

DISCIPLINED WORKING CAPITAL MANAGEMENT

Continue to Align Inventory Levels with Anticipated Demand Conditions Entering 2H FY25

Disciplined working capital management supporting strong free cash generation

Working capital and inventory levels remain steady with days of WC and DIO declining, as increased volume leverage increased turns

Supply Chain stable as east coast dock worker situation resolved. Contingency plans in place for any major tariff actions in coming months/quarters

Total Working Capital ($M)


$75.8
$77.2
$83.3
EMI Acquisition
$86.8
$84.9
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25

Total Inventory ($M)


$60.2
$60.3
$70.9
EMI Acquisition
$71.3
$69.4
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25



Exxon
Exxon

APPENDIX

STATEMENT ON NON-GAAP FINANCIAL MEASURES

This presentation includes adjustments to GAAP gross margin, operating income, net income, and earnings per share for the periods ending December 31, 2023, and December 31, 2024. Gross Margin, operating income, net income, and earnings per share, which exclude the impact of long-term performance-based compensation, severance costs, restructuring costs, lease expense on the step-up basis of acquired leases, the amortization expense of acquired intangible assets, consulting expenses supporting commercial growth initiatives, and acquisition costs are non-GAAP financial measures. We believe these non-GAAP measures will provide increased transparency to our core operating performance of the business. Also included in this presentation are non-GAAP financial measures, including Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA and Adjusted EBITDA), Free Cash Flow, Organic Sales Growth, and Net Debt. We believe that these are useful as supplemental measures in assessing the operating performance of our business. These measures are used by our management, including our chief operating decision maker, to evaluate business results and are frequently referenced by those who follow the Company. These non-GAAP measures may be different from non-GAAP measures used by other companies. In addition, the non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all amounts associated with our results as determined in accordance with U.S. GAAP. Therefore, these measures should be used only to evaluate our results in conjunction with corresponding GAAP measures. Below is a reconciliation of these non-GAAP measures to the net income and earnings per share reported for the periods indicated, along with the calculation of EBITDA, Adjusted EBITDA, Free Cash Flow, Organic Sales Growth, and Net Debt.

NON-GAAP RECONCILIATION

LSI Industries	Q2 2024	Q2 2005
Net Sales	109,005	147,734
Gross Margin	31,536	34,861
Lease expense on the step-up basis of acquired leases		69
Severance costs/Restructuring costs	30	-
Adjusted Gross Margin	**31,566**	**34,930**
Adjusted Gross Margin %	29.0%	23.6%

[redacted]

Lighting Segment	Q2 2024	Q2 2005
Net Sales	64,796	58,210
Gross Margin	22,698	19,033
Severance costs/Restructuring costs	-	-
Adjusted Gross Margin	**22,698**	**19,033**
Adjusted Gross Margin %	**35.0%**	**32.7%**

Display Solutions Segment	Q2 2024	Q2 2005
Net Sales	44,209	89,524
Gross Margin	8,838	15,820
Lease expense on the step-up basis of acquired leases		69
Severance costs/Restructuring costs	30	-
Adjusted Gross Margin	**8,868**	**15,889**
Adjusted Gross Margin %	**20.1%**	**17.7%**

NON-GAAP RECONCILIATION

LSI Industries	Q2 2024	Q2 2025
Net Sales	109,005	147,734
Operating Income	7,819	8,459
Consulting expense: commercial growth initiatives	-	81
Amortization expense of acquired intangible assets	1,190	1,408
Lease expense on the step-up basis of acquired leases		69
Severance costs/Restructuring costs	35	-
Long-term performance based compensation	849	1,669
Adjusted Operating Income	9,893	11,686
Adjusted Operating %		7.9%
Depreciation expense	1,166	1,610
Adjusted EBITDA	11,059	13,296
Adjusted EBITDA %	10.1%	9.0%

Lighting Segment	Q2 2024	Q2 2025
Net Sales	64,796	58,210
Operating Income	8,857	5,972
Amortization expense of acquired intangible assets	603	603
Severance costs/Restructuring costs	4	-
Long-term performance based compensation	(43)	140
Adjusted Operating Income	9,421	6,715
Adjusted Operating %	14.5%	11.5%
Depreciation expense	689	677
Adjusted EBITDA	10,110	7,392
Adjusted EBITDA %	15.6%	12.7%

Display Solutions Segment	Q2 2024	Q2 2025
Net Sales	44,209	89,524
Operating Income	3,296	8,127
Amortization expense of acquired intangible assets	587	804
Lease expense on the step-up basis of acquired leases	-	69
Severance costs/Restructuring costs	30	-
Long-term performance based compensation	276	358
Adjusted Operating Income	4,189	9,358
Adjusted Operating %	9.5%	10.5%
Depreciation expense	401	851
Adjusted EBITDA	4,590	10,209
Adjusted EBITDA %	10.4%	11.4%

Effective in the first quarter of fiscal 2025, LSI will include the amortization expense related to acquired intangible assets as an add-back to its non-GAAP reconciliation. Prior quarter non-GAAP reconciliations have been adjusted accordingly.

NON-GAAP RECONCILIATION

LSI Industries	Q1 2024	Diluted EPS	Q2 2024	Diluted EPS	Q3 2024	Diluted EPS	Q4 2024	Diluted EPS
Net Income Reported	$ 8,028	$ 0.27	$ 5,906	$ 0.20	$ 5,375	$ 0.18	$ 5,668	$ 0.19
Acquisition costs	-	-	-	-	-	-	722	0.02
Consulting expense: commercial growth initiatives	13	-	-	-	-	-	-	-
Amortization expense of acquired intangible assets	870	0.03	885	0.03	888	0.03	1,028	0.04
Lease expense on the step-up basis of acquired leases	-	-	-	-	-	-	-	-
Severance costs/Restructuring costs	256	0.01	34	-	101	-	5	-
Long-term performance based compensation	974	0.03	625	0.02	767	0.03	906	0.03
Tax rate difference between reported and adjusted net income	(531)	(0.02)	(201)	(0.01)	-		(25)	-
Net Income Adjusted	$ 9,610	$ 0.32	$ 7,249	$ 0.24	$ 7,131	$ 0.24	$ 8,304	$ 0.28
Adjusted Net Income %	7.8%		6.7%		6.6%		6.4%	

LSI Industries	Q1 2025	Diluted EPS	Q2 2025	Diluted EPS
Net Income Reported	$ 6,682	$ 0.22	$ 5,647	$ 0.18
Acquisition costs	36	-	-	-
Consulting expense: commercial growth initiatives	-	-	62	-
Amortization expense of acquired intangible assets	1,042	0.03	1,090	0.04
Lease expense on the step-up basis of acquired leases	50	-	53	-
Severance costs/Restructuring costs	45	-	-	-
Long-term performance based compensation	881	0.03	1,294	0.04
Tax rate difference between reported and adjusted net income	(755)	(0.02)	(150)	-
Net Income Adjusted	$ 7,981	$ 0.26	$ 7,996	$ 0.26
Adjusted Net Income %	5.8%		5.4%	

Effective in the first quarter of fiscal 2025, LSI will include the amortization expense related to acquired intangible assets as an add-back to its non-GAAP reconciliation. Prior quarter non-GAAP reconciliations have been adjusted accordingly.

NON-GAAP RECONCILIATION

LSI Industries		Q2 2024		Q2 2025
Net Income Reported	$	5,906	$	5,647
Income tax		1,489		1,702
Interest expense, net		453		728
Other expense (income)		(29)		382
Operating Income as Reported		7,819		8,459
Depreciation and amortization		2,357		3,018
EBITDA	$	10,176	$	11,477
Consulting expense: commercial growth initiatives		-		81
Lease expense on the step-up basis of acquired leases		-		69
Severance costs/Restructuring costs		35		-
Long-term performance based compensation		849		1,669
Adjusted EBITDA	$	11,060	$	13,296
Adjusted EBITDA as a percentage of Sales		10.1%		9%

NON-GAAP RECONCILIATION

Free Cash Flow	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025
Cash flow from operations	$ 9,276	$ 12,429	$ 11,096	$ 11,846	$ 9,891
Less: Capital expenditures	$ (1,956)	$ (1,277)	$ (762)	$ (759)	$ (1,066)
Free cash flow	$ 7,320	$ 11,152	$ 10,334	$ 11,087	$ 8,825

Net Debt Outstanding and Leverage Ratio	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025
Total debt	21,521	16,354	54,229	47,689	38,186
Less: cash	(2,660)	(7,175)	(4,110)	(6,969)	(4,712)
Net debt	$ 18,861	$ 9,179	$ 50,119	$ 40,720	$ 33,474
Adjusted EBITDA - trailing twelve months	$ 51,489	$ 51,496	$ 51,436	$ 49,770	$ 52,006
Net leverage ratio	0.4	0.2	1.0	0.8	0.6

Organic Compared to Inorganic Sales	Q2 2024	Q2 2025	% Variance
Lighting Segment	$ 64,796	$ 58,210	-10%
Display Solutions Segment			
- Comparable Display Solutions Sales	$ 44,209	$ 66,133	50%
- EMI	$ -	$ 23,391	
Total Diplay Solutions Sales	$ 44,209	$ 89,524	103%
Total net sales	$ 109,005	$ 147,734	36%
Less:			
EMI	-	23,391	
Total organic net sales	$ 109,005	$ 124,343	14%


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LSI Investor Relations